UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 14, 2014

U.S. AUTO PARTS NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

16941 Keegan Avenue, Carson, CA	90746
(Address of principal executive offices)	(Zip Code)

(310) 735-0092

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangement of Chief Executive Officer

On February 14, 2014, the Board of Directors (the “Board”) of U.S. Auto Parts Network, Inc. (the “Company”), based on a recommendation from the Compensation Committee of the Board (the “Committee”), approved the following with respect to Shane Evangelist, the Company’s Chief Executive Officer.

Employment Agreement

The Company amended and restated its Employment Agreement with Mr. Evangelist (the “Amended Evangelist Employment Agreement”), replacing the Company’s existing Employment Agreement entered into with Mr. Evangelist on September 18, 2012 (the “Prior Evangelist Agreement”). The Prior Evangelist Agreement was amended and restated pursuant to the Amended Evangelist Employment Agreement for the purpose of providing that upon Mr. Evangelist’s termination or resignation for any reason, all stock options granted to Mr. Evangelist that are outstanding on the date of such termination or resignation shall remain exercisable until the earlier of (i) the expiration date set forth in the applicable stock option agreement or (ii) the expiration of one year measured from the date of such termination or resignation. Furthermore, the Amended Evangelist Employment Agreement provides that in the event of Mr. Evangelist’s termination due to his death or disability, termination for any reason (other than for cause or as a result of his death or disability), resignation for good reason or as a result of the expiration of the Amended Evangelist Employment Agreement (other than as a result of Mr. Evangelist having been terminated for cause or as a result of his death or disability), Mr. Evangelist will be entitled to any earned but unpaid target bonus for the fiscal year prior to the year of such termination, resignation or expiration. The Amended Evangelist Employment Agreement also provides that Mr. Evangelist will be eligible to receive an annual target incentive bonus in the form of common stock or restricted stock unit awards as determined by the Committee, which such equity bonus may be in addition to, or a replacement for, Mr. Evangelist’s annual cash target incentive bonus. Mr. Evangelist will continue to be entitled to receive substantially the same bonus, severance and other fringe benefits under the Amended Evangelist Employment Agreement as were previously provided under the Prior Evangelist Agreement. Pursuant to the Amended Evangelist Employment Agreement, Mr. Evangelist’s annual base salary will remain at $425,000.

The foregoing description of the Amended Evangelist Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Evangelist Employment Agreement attached hereto as Exhibit 99.1.

Performance-Based RSUs

Mr. Evangelist was granted a restricted stock unit award (the “CEO Performance-Based RSU Award”) under the Company’s 2007 Omnibus Incentive Plan (the “2007 Plan”) covering 147,150 shares of the Company’s common stock (the “Common Stock”). The CEO Performance-Based RSU Award represents the right to receive the shares of Common Stock only when, and with respect to the number of shares which have vested. The number of shares of the CEO Performance-Based RSU Award that will vest, if any, will be determined by the amount of adjusted free cash flow (“Adjusted FCF”) that the Company achieves during the 2014 fiscal year, where Adjusted FCF is an amount equal to the Company’s adjusted EBITDA minus the Company’s committed CAPEX.

The CEO Performance-Based RSU Award is evidenced by a Stock Unit Award Agreement, the form of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Time-Based RSUs

Mr. Evangelist was granted a restricted stock unit award (the “CEO Time-Based RSU Award”) under the 2007 Plan covering 165,975 shares of Common Stock. The CEO Time-Based RSU Award represents the right to receive the shares of Common Stock only when, and with respect to the number of shares which have vested. The CEO Time-Based RSU Award will become fully-vested on January 1, 2016, subject to Mr. Evangelist’s service to the Company through such date, provided, however, that if Mr. Evangelist is terminated without cause or resigns for good reason prior to January 1, 2016, then the CEO Time-Based RSU Award will become fully-vested on the date of such earlier termination or resignation.

The CEO Time-Based RSU Award is evidenced by a Stock Unit Award Agreement, the form of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Stock Option Grant

Mr. Evangelist was granted a stock option under the 2007 Plan to purchase up to 200,000 shares of Common Stock at an exercise price equal to $2.03, the closing price of the Common Stock on the date of grant, 25% of which will vest on the first anniversary of the grant date, and the remainder of which will vest in equal monthly installments thereafter over three years, subject to Mr. Evangelist’s service to the Company through such dates.

Compensatory Arrangements of Other Named Executive Officers

On February 14, 2014, the Committee approved the following with respect to David Robson, the Company’s Chief Financial Officer, Aaron Coleman, the Company’s Chief Operating Officer, Houman Akhavan, the Company’s Vice President of Marketing, and Bryan Stevenson, the Company’s Vice President, General Counsel and Secretary.

Employment Agreements

The Company amended and restated its Employment Agreement with Mr. Robson (the “Amended Robson Employment Agreement”), replacing the Company’s existing Employment Agreement entered into with Mr. Robson on January 3, 2012 (the “Prior Robson Agreement”), amended and restated its Employment Agreement with Mr. Coleman (the “Amended Coleman Employment Agreement”), replacing the Company’s existing Employment Agreement entered into with Mr. Coleman on September 18, 2012 (the “Prior Coleman Agreement”), and amended and restated its Employment Agreement with Mr. Stevenson (the “Amended Stevenson Employment Agreement”), replacing the Company’s existing Employment Agreement entered into with Mr. Stevenson on May 15, 2012 (the “Prior Stevenson Agreement”). Together, the Amended Robson Employment Agreement, the Amended Coleman Employment Agreement and the Amended Stevenson Employment Agreement are the “Amended Employment Agreements” and together the Prior Robson Agreement, the Prior Coleman Agreement and the Prior Stevenson Agreement are the “Prior Agreements.”

The Prior Agreements were amended and restated pursuant to the Amended Employment Agreements for the purpose of providing that upon an executive’s termination or resignation for any reason, all stock options granted to such executive that are outstanding on the date of such termination or resignation shall remain exercisable until the earlier of (i) the expiration date set forth in the applicable stock option agreement or (ii) the expiration of one year measured from the date of such termination or resignation. Furthermore, the Amended Employment Agreements provide that in the event of an executive’s termination due to his death or disability, termination for any reason (other than for cause or as a result of his death or disability), resignation for good reason or, in the case of Mr. Coleman, as a result of the expiration of the Amended Coleman Employment Agreement (other than as a result of Mr. Coleman having been terminated for cause or as a result of his death or disability), such executive will be entitled to any earned but unpaid target bonus for the fiscal year prior to the year of such termination, resignation or expiration, as applicable. The Amended Employment Agreements also provide that such executive will be eligible to receive an annual target incentive bonus in the form of common stock or restricted stock unit awards as determined by the Committee, which such equity bonus may be in addition to, or a replacement for, such executive’s annual cash target incentive bonus. Mr. Robson, Mr. Coleman and Mr. Stevenson will continue to be entitled to receive substantially the same bonus, severance and other fringe benefits under their respective Amended Employment Agreement as were previously provided under their respective Prior Agreement. Pursuant to the Amended Employment Agreements, Mr. Robson’s, Mr. Coleman’s and Mr. Stevenson’s annual base salary was increased to $303,000, $307,500 and $240,240, respectively.

The Company entered into an Employment Agreement with Mr. Akhavan (the “Akhavan Employment Agreement”), pursuant to which Mr. Akhavan’s annual base salary was increased to $272,700. Mr. Akhavan will also be eligible to receive an annual target incentive bonus of up to $95,000, depending on the achievement of certain revenue and EBITDA goals to be established by the Committee. While Mr. Akhavan will continue to be employed on an at-will basis, the Akhavan Employment Agreement provides that in the event of his termination due to his death or disability, termination for any reason (other than for cause or as a result of his death or disability) or as a result of the expiration of the Akhavan Employment Agreement (other than as a result of Mr. Akhavan having been terminated for cause or as a result of his death or disability), Mr. Akhavan will be entitled to severance payments equal to six months of base salary (payable in accordance with the Company’s regular pay practices), plus any earned but unpaid target bonus for the fiscal year prior to the year of such termination or expiration, and a pro-rated portion of his target bonus for the year of such termination or expiration, and reimbursement for the cost of COBRA coverage for a period of up to six months (except in the event of any termination due to Mr. Akhavan’s death). In the event that Mr. Akhavan is terminated without cause or he resigns for good reason during the period beginning three months before a change of control of the Company and ending 12 months following a change of control of the Company, all stock options and other equity compensation (other than restricted stock unit awards, which will be governed by the applicable award agreements) will accelerate in full and all stock options granted to Mr. Akhavan that are outstanding on the date of such termination or resignation shall remain exercisable until the earlier of (i) the expiration date set forth in the applicable stock option agreement or (ii) the expiration of one year measured from the date of such termination or resignation. The Akhavan Employment Agreement also provides that Mr. Akhavan will be eligible to receive an annual target incentive bonus in the form of stock or restricted stock unit awards as determined by the Committee, which such equity bonus may be in addition to, or a replacement for, such Mr. Akhavan’s annual cash target incentive bonus.

The foregoing descriptions of the Amended Employment Agreements and the Akhavan Employment Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Employment Agreements and the Akhavan Employment Agreement attached hereto as Exhibit 99.4, Exhibit 99.5, Exhibit 99.6 and Exhibit 99.7.

Performance Based RSUs

Mr. Robson was granted a restricted stock unit award (the “CFO Performance-Based RSU Award”) under the 2007 Plan covering 66,000 shares of Common Stock. The CFO Performance-Based RSU Award represents the right to receive the shares of Common Stock only when, and with respect to the number of shares which have vested. The number of shares of the CFO Performance-Based RSU Award that will vest, if any, will be determined by the amount of Adjusted FCF that the Company achieves during the 2014 fiscal year, where Adjusted FCF is an amount equal to the Company’s adjusted EBITDA minus the Company’s committed CAPEX.

The CFO Performance-Based RSU Award is evidenced by a Stock Unit Award Agreement, the form of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Time-Based RSUs

Mr. Coleman, Mr. Akhavan and Mr. Stevenson were each granted restricted stock unit awards (collectively, the “Time-Based RSU Awards”) under the 2007 Plan covering 33,500, 21,000 and 16,000 shares of Common Stock, respectively. The Time-Based RSU Awards represent the right to receive the shares of Common Stock only when, and with respect to the number of shares which have vested. The Time-Based RSU Awards will become fully-vested on February 15, 2015, subject to such executive’s service to the Company through such date, provided, however, that if such executive is terminated without cause or resigns for good reason prior to February 15, 2015, then the Time-Based RSU Award for such executive will become fully-vested on the date of such earlier termination or resignation.

The Time-Based RSU Awards are evidenced by a Stock Unit Award Agreement, the form of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Stock Option Grants

Mr. Robson, Mr. Coleman, Mr. Akhavan and Mr. Stevenson were each granted a stock option under the 2007 Plan to purchase up to 150,000, 125,000, 50,000 and 125,000 shares of Common Stock, respectively, at an exercise price equal to $2.03, the closing price of the Common Stock on the date of grant, 25% of which will vest on the first anniversary of the grant date, and the remainder of which will vest in equal monthly installments thereafter over three years, subject to such executive’s service to the Company through such dates.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Employment Agreement dated February 14, 2014 between the Company and Shane Evangelist.

99.2	Form of Stock Unit Award Agreement under the 2007 Omnibus Incentive Plan.

99.3	Form of Stock Unit Award Agreement under the 2007 Omnibus Incentive Plan.

99.4	Employment Agreement dated February 14, 2014 between the Company and David Robson.

99.5	Employment Agreement dated February 14, 2014 between the Company and Aaron Coleman.

99.6	Employment Agreement dated February 14, 2014 between the Company and Bryan Stevenson.

99.7	Employment Agreement dated February 14, 2014 between the Company and Houman Akhavan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Auto Parts Network, Inc.

Dated: February 18, 2014	By:	/s/ Bryan P. Stevenson
	Name:	Bryan P. Stevenson
	Title:	VP, General Counsel